OMNIBUS AMENDMENT
                                TO LOAN DOCUMENTS


            THIS OMNIBUS AMENDMENT TO LOAN DOCUMENTS (the "Amendment") is made and entered into effective as of May 30, 2001, by and between [i] ALMOST FAMILY, INC., a Delaware corporation that changed its name from Caretenders Health Corp. ("AFI"),[ii] each of the Subsidiaries of AFI that is a party to this Agreement (all of which are Borrowers for the purposes of the Loan Agreement and the other Loan Documents) and [iii] BANK ONE, KENTUCKY, NA, a national banking association (in its individual capacity, "BOK"), for itself as a Lender and as Agent for the Lenders ("Agent").


                                    RECITALS

            A. AFI, various Subsidiaries of AFI, and BOK, for itself as the Lender and in its capacity as Agent for Lenders, are parties to a certain Loan and Security Agreement dated August 3, 1999 (the "Loan Agreement"; certain capitalized terms used in this Amendment have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which Lenders agreed to make the Loans to, and issue Letters of Credit for the account of, Borrowers subject to and in accordance with the provisions of the Loan Agreement and the other Loan Documents.

            B. Borrowers and Lenders have agreed, subject to and in accordance with the provisions of this Amendment and the Loan Documents as modified pursuant to this Amendment [i] to increase the amount of the Revolving Loan Commitment from $20,000,000 to $22,500,000, [ii] to modify the manner in which the Interest Rate is determined, [iii] to modify certain of the financial covenants, and [iv] as more particularly hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, it is hereby agreed as follows:

                              ARTICLE 3

                      Amendments to Loan Agreement

      Borrowers, Agent, and Lenders agree that, effective as of May 30, 2001 in each case, the Loan Agreement shall be modified, subject to the conditions precedent set forth in Article 2 of this Amendment, as follows:

      3.1   Section 2.1A is amended and restated in its entirety as follows:

      2.1   Loans.
            -----

            A. Revolving Loan. Each Lender, severally, agrees to lend to Borrowers from time to time its Pro Rata Share of each Revolving Advance. The aggregate amount of all Revolving Loan Commitments shall not exceed at any time $22,500,000, as reduced pursuant to the Section of this Agreement entitled "Mandatory Prepayments". Amounts borrowed under this Section 2.1A may be repaid and reborrowed at any time prior to the earlier of (i) the termination of the Revolving Loan Commitment pursuant to any acceleration of the Obligations as provided hereinafter or (ii) the Termination Date. Except as otherwise provided herein, no Lender shall have any obligation to make a Revolving Advance to the extent such Revolving Advance would cause the Revolving Loan (after giving effect to any immediate application of the proceeds thereof) to exceed the Maximum Revolving Loan Amount.

                  [1] "Maximum Revolving Loan Amount" means, as of any date of determination, the lesser of (a) the Revolving Loan Commitment(s) of all Lenders less the Letter of Credit Reserve and (b) the Borrowing Base less the Letter of Credit Reserve.

                  [2] "Borrowing Base" means, as of any date of determination, an amount equal to the greater of [i] Asset Availability, or [ii] Borrowing Base EBITDA Availability.

                  [3] "Asset Availability" means the sum of [i] eighty-five percent (85%) of Eligible Accounts that are unpaid not more than ninety (90) days after the due date specified in the original invoice, or for more than one hundred twenty (120) days after invoice date if no due date was specified or if such due date is more than thirty (30) days beyond the specified invoice date, [ii] sixty percent (60%) of Eligible Accounts that remain unpaid more than ninety (90) days but not more than one hundred eighty (180) days after the due date specified in the original invoice (or for more than one hundred twenty
(120) days or two hundred ten (210) days, respectively, after invoice date if no due date was specified or if such due date is more than thirty (30) days beyond the specified invoice date), and [iii] fifty percent (50%) of Eligible Inventory, up to a maximum of $750,000. For purposes of determining Asset Availability pursuant to clauses [i] and [ii] above, any otherwise Eligible Account not billed within 30 days after the services giving rise to same were rendered or goods were shipped nevertheless shall be deemed to have been billed, and the related invoice dated, as of such thirtieth day.

                  [4]   "Borrowing Base EBITDA Availability" means:
                         ----------------------------------

                        [i]   during the  period  from  October 1,  2000 until
and including  September 30,  2001, the lesser of, at any time of calculation,
                                        ------
the following:

                              (a)   the  EBITDA  Multiple  (defined  below  in
this Section) times the product of Borrowing Base EBITDA for the immediately preceding three (3) consecutive calendar months for which the monthly financial statements required by the Reporting Rider have been delivered, multiplied by four (4); or

                              (b)   the  EBITDA  Multiple  times  the  sum  of
(x) Borrowing Base EBITDA derived solely from Borrowers' adult day care business ("ADC") for the immediately preceding twelve (12) consecutive calendar months for which the monthly financial statements required by the Reporting Rider have been delivered, plus (y) Borrowing Base EBITDA derived solely from Borrowers' visiting nurses business ("VN") during each month including and after October, 2000 for which the monthly financial statements required by the Reporting Rider have been delivered.

                        [ii] during the period from and after October 1, 2001 the lesser of, at any time of calculation, the following:
         ------

                              (a)   the EBITDA  Multiple  times the product of
Borrowing Base EBITDA for the immediately preceding three (3) consecutive calendar months for which the monthly financial statements required by the Reporting Rider have been delivered, multiplied by four (4); or

                              (b)   the EBITDA  Multiple times  Borrowing Base
EBITDA for the immediately preceding twelve (12) consecutive calendar months for which the monthly financial statements required by the Reporting Rider have been delivered.

            As used in this Agreement, the term "EBITDA Multiple" means 3.75 from October 1, 2000 until and including September 30, 2001, 3.50 from October 1, 2001 until and including April 30, 2002, and 3.25 at all times after April 30, 2002.

      3.2 The Interest Rate Margin Schedule (ss.2.2) in the form originally appended to the Loan Agreement shall be deleted, and the Interest Rate Margin Schedule (ss.2.2) in the form attached to and made a part of this Agreement is substituted therefor.

      3.3   Section 2.3A is amended and restated in its entirety as follows:

            Arrangement and Annual Administrative Agent's Fee. Borrowers shall pay to Agent, for the account of Agent solely, on May 30, 2001 and on each anniversary thereof prior to the Termination Date, an agent's fee ("Agent's Fee") in the amount, as to each required payment, of $25,000. Such amount shall be fully earned on the date when due.

      3.4   Section 2.3C is amended and restated in its entirety as follows:

            Unused Line Fee. Borrowers shall pay to Agent, for the benefit of Lenders, a fee ("Unused Line Fee") in an amount equal to the Revolving Loan Commitment less the sum, during the preceding quarter in each case, of (i) the average daily balance of the Revolving Loan, plus, (ii) the average daily amount of the Letter of Credit Reserve, multiplied by the applicable percentage increment determined as set forth in the Interest Rate Margin Schedule, such Unused Line Fee to be calculated on the basis of a 360 day year for the actual number of days elapsed and to be payable quarterly in arrears on the first day of each calendar quarter commencing July 1, 2001.

      3.5 June 30, 2003 is substituted for April 10, 2001 as the expiration date of the Original Term referred to in Section 2.5 of the Loan Agreement.

      3.6 The Reporting Rider (ss.5.6) in the form originally appended to the Loan Agreement shall be deleted, and the Reporting Rider (ss.5.6) attached to and made a part of this Amendment, and which contains in clause E revised reporting requirements with respect to accounts, is substituted therefor.

      3.7 The Financial Covenants Rider (Article 6) in the form originally appended to the Loan Agreement shall be deleted, and the Financial Covenants Rider (Article 6) attached to and made a part of this Amendment is substituted therefor.

      3.8 Sections 7.5 and 7.6 are amended and restated in their entirety as follows:

            7.5 Restricted Junior Payments. Directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Junior Payment, except [i] Subsidiaries of Borrowers may make Restricted Junior Payments with respect to their ownership interests to the extent necessary to permit Borrowers to pay the Obligations; and [ii] AFI Stock Repurchases.

            7.6 Restriction on Fundamental Changes. (a) Enter into any transaction of merger or consolidation, other than Permitted Acquisitions; (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of any of its Subsidiaries, whether now owned or hereafter acquired; or (d) except for Permitted Acquisitions and AFI Stock Repurchases, acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other beneficial ownership of, any Person.

      3.9 The Compliance Certificate Schedule (ss.11.1) in the form originally appended to the Loan Agreement shall be deleted, and the Compliance Certificate Schedule (ss.11.1) attached to and made a part of this Amendment is substituted therefor.

      Each of the following definitions is added to Article 11 in their respective applicable alphabetical order:

      "AFI Stock Repurchases" means the acquisition by AFI on and after the Closing Date of shares of its capital stock, provided that the cumulative amount of any deductions to Net Worth resulting therefrom after March 31, 2001 does not exceed $3,500,000.

      "ADC" has the meaning assigned to that term in Section 2.1A.

      "EBITDA Multiple" has the meaning assigned to that term in Section 2.1A.

      "FDTNW Ratio" has the meaning assigned to that term in the Financial Covenants Rider.

      "Interest Calculation Date" means the last day of each calendar quarter.

      "Leverage Ratio" has the meaning assigned to that term in the Financial Covenants Rider.

      "Unused Line Fee" has the meaning assigned to that term in Section 2.3C.

      "VN" has the meaning assigned to that term in Section 2.1A.

      1.10 Each reference to "CHC" contained in the Loan Agreement shall mean and be deemed to be a reference to AFI.


                                    ARTICLE 4

                           Conditions to Effectiveness

      4.1 The provisions of Article 1 of this Amendment shall become effective when, and only when, Agent shall have received this Amendment and each of the documents or instruments set forth below (collectively, for purposes of this Amendment, the "Additional Loan Documents", all of which upon the satisfaction of all the conditions set forth in this Article 2 shall be deemed part of the "Loan Documents" referred to in the Loan Agreement), executed by the each of the parties hereto and the parties thereto where provided, respectively, and in form and substance satisfactory in all respects to Agent in its sole discretion, and when each of the other conditions set forth below has been satisfied to the satisfaction of Agent:

            A. A new Note to evidence the Revolving Loan Commitment in the amount of $22,500,000, which instrument shall be substituted for, but not a novation of, the Note delivered on the Closing Date;

            B.    Certified   Resolutions   of  the  Board  of   Directors  of
Borrowers authorizing the execution and delivery by them of this Amendment;

            C.    An  opinion  of   counsel  to   Borrowers   as  to  the  due
authorization, execution and delivery by them of this Amendment and the $22,500,000 Note and such other matters as Agent reasonably requests;

            D. Borrowers shall pay to Agent for the benefit of Lenders [i] a fee in the amount of $137,500 for entering into this Amendment, and [ii] the Agent's Fee in the amount of $25,000 payable pursuant to Section 2.3A of the Loan Agreement; and

            E. The applicable Subsidiary of AFI shall have executed and delivered to Lender a modification, in recordable form, of each of the Mortgages originally delivered at the Closing to reflect the change in maximum principal amount and extension of the maturity date of the Revolving Note, and containing such other provisions as Agent reasonably deems appropriate;

            F. Agent shall be satisfied, including pursuant to (if Lender so elects) title searches and endorsements to the Title Insurance Policy, that the priority of the lien of the Mortgages remains unimpaired notwithstanding the change in amount and extension of the maturity date of the Revolving Note and the other modifications effected by this Amendment;

            G. Agent shall receive such other documents, instruments and certificates, if any, as Agent may reasonably request to insure the binding effect in accordance with the terms hereof of the Loan Agreement and the other Loan Documents as modified by this Amendment and the other Additional Loan Documents.

                                    ARTICLE 5

                                Other Provisions

      5.1 Notwithstanding the foregoing provisions of Article 2, Lender waives delivery of the items and satisfaction of the conditions identified in [i] paragraph E of Article 2 unless and until AFI shall have failed to execute and return to Agent modifications to Mortgages referred to in paragraph E within 10 days after receipt thereof from Agent's counsel and [ii] paragraph F until August 31, 2001, and Borrowers agree that failure to deliver all of the same by such dates shall, at the sole option of the Requisite Lenders, be an Event of Default.

      5.2 Borrowers hereby restate and confirm each of the representations, warranties and covenants contained in the Loan Agreement and the other Loan Documents, as modified by this Amendment and the other Additional Loan Documents. Without limitation of the preceding sentence, Borrowers represent and warrant that [i] this Amendment, the Note executed and delivered pursuant to
Article 2 of this Amendment and each other Additional Loan Document to which any Borrower is a party has been executed and delivered by a representative of each of the Borrowers duly authorized to do so and is valid and binding on Borrowers, [ii] Caretenders of Lincoln Trail, Inc., a Kentucky corporation, is an entity that was dissolved in 1992 and is no longer in business, [iii] Senior Direct, Inc., a Delaware corporation, forfeited its charter in 1995 and is no longer in business, and [iv] none of the capital stock of either Pediatric Home Care, Inc., a Kentucky corporation, or SEI Publishing Corporation, a Colorado corporation, is presently owned by any Borrower.

      5.3 Borrowers agree to reimburse Agent for all expenses incurred by Agent and Lenders in connection with the preparation, execution, delivery and performance of this Amendment and the other Additional Loan Documents, including, without limitation, for reasonable fees of legal counsel to Agent and recording fees and title insurance premiums and fees.

      5.4 Except as expressly modified by this Amendment and the other Additional Loan Documents, all terms and conditions of the Note(s), the Loan Agreement, the Mortgages and the other Loan Documents shall remain in full force and effect as they were immediately prior to the execution and delivery of this Amendment and the other Additional Loan Documents, and those terms and conditions as modified are incorporated herein by this reference and shall govern in all respects this Amendment and the other Additional Loan Documents. Upon the effectiveness of this Amendment, each reference in the Note(s), the Loan Agreement and the other Loan Documents to the terms "Notes", "Loan Agreement", "Mortgages", "Loan Documents", "hereunder", "hereof, "herein" or words of like import shall mean and be deemed a reference to the Note, the Loan Agreement, the Mortgages and the other Loan Documents, respectively, as modified by this Amendment and the other Additional Loan Documents.

      5.5 Neither this Amendment nor any of the other Additional Loan Documents may be modified in any respect except in writing signed by the party charged with such modification. This Amendment and the other Additional Loan Documents constitute the final, complete and exclusive agreement among Agent, Lenders and Borrowers concerning their subject matter and neither the Agent, Lenders nor the Borrowers are relying on any oral agreements or understandings of any nature whatsoever with respect thereto.

      5.6 This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.


          < the balance of this page intentionally left blank >

            IN TESTIMONY WHEREOF, witness the signatures on behalf of Borrower and Lender effective as of the date first above written.

                                   "Borrower"

                              ALMOST FAMILY, INC., a Delaware corporation formerly known as Caretenders Health Corp.


                              By:   ____________________________________
                                    C. Steven Guenthner, Senior Vice
                                    President and CFO

                              ADULT DAY CARE OF AMERICA, INC., a Delaware corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              ADULT DAY CARE OF LOUISVILLE, INC., a
                              Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              ADULT DAY CARE OF MARYLAND, INC., a Maryland corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              ADULT DAY CLUBS OF AMERICA  JOINT  VENTURE LTD.,
                             a Delaware corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS    VISITING   SERVICES    EMPLOYMENT
                              COMPANY, INC., a Kentucky corporation formerly known as Caretenders HME of Florida, Inc.


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                             CARETENDERS HME OF KENTUCKY, INC.,
                             a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                             CARETENDERS HOMECARE, INC.,
                             a Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS    INFUSION    CORP.,   a   Kentucky
                              corporation

                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS  INFUSION OF  BIRMINGHAM,  INC.,  an
                               Alabama corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS OF BIRMINGHAM, INC.,
                             an Alabama corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS   OF   BOSTON,   INC.,   a  Kentucky
                              corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                             CARETENDERS OF CHARLOTTE, INC.,
                             a Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                             CARETENDERS OF CINCINNATI, INC.,
                             a Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                             CARETENDERS OF CLEVELAND, INC.,
                             a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                             CARETENDERS OF COLUMBUS, INC.,
                             a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS OF ELIZABETHTOWN, INC., a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                             CARETENDERS OF EVANSVILLE, INC.,
                             a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS   OF  FORT   LAUDERDALE,   INC.,   a
                              Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS   OF  INDIANA,   INC.,   an  Indiana
                              corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS OF INDIANAPOLIS, INC., a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS OF LOUISVILLE, INC., a Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS   OF  MARSHALL   COUNTY,   INC.,  an
                               Alabama corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                             CARETENDERS OF MASSACHUSETTS, INC.,
                             a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS OF NEW JERSEY, INC., a
                              Kentucky  corporation  (erroneously  referred to
                              in  the   Loan   Agreement   as  a  New   Jersey
                              corporation)


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS  OF  NORTHERN   KENTUCKY,   INC.,  a
                              Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS   OF  RICHMOND,   INC.,  a  Kentucky
                              corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS  OF  SOUTHWEST   FLORIDA,   INC.,  a
                              Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS OF THE BLUEGRASS, INC., a Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS   OF  WEST  PALM  BEACH,   INC.,   a
                              Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS VISITING SERVICES OF
                              CENTRAL INDIANA, INC.,  a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS VISITING SERVICES OF CINCINNATI, INC., a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS   VISITING   SERVICES  OF  COLUMBUS,
                              INC., a Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer


                              CARETENDERS VISITING SERVICES OF
                              SOUTH   CENTRAL   INDIANA,   INC.,   a  Kentucky
                              corporation

                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS VISITING SERVICES OF NORTH CENTRAL INDIANA, INC., a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS   VISITING   SERVICES  OF  RICHMOND,
                              INC., a Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer


                              CARETENDERS   VISITING   SERVICES  OF  SOUTHEAST
                              FLORIDA, INC., a Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              CARETENDERS   VISITING   SERVICES  OF  SOUTHWEST
                              FLORIDA, INC., a Kentucky  corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              FREELIFE MEDICAL EQUIPMENT, INC., an Alabama corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              HHJC HOLDINGS, INC., an Alabama corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              HOME  HEALTH  OF  JEFFERSON   COUNTY,   INC.,  a
                               Georgia corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              HOUSECALLS, INC., a Delaware corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              HOUSE  CALLS  OF  AMERICA,   INC.,   a  Kentucky
                              corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              METRO HOME CARE, INC., a Kentucky corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              NATIONAL HEALTH INDUSTRIES, INC., a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              NATIONAL ORTHOPEDIC &
                              REHABILITATION SERVICES, INC.,
                              an Alabama corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              PHYSICIAN    AFFILIATES,    INC.,   a   Kentucky
                              corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              PRO-CARE   HOME  HEALTH  OF  BROWARD,   INC.,  a
                               Florida corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              RELIABLE   HOME  HEALTH   CARE,   INC.,  a  Ohio
                              corporation


                              By:   _____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              SPECIAL HEALTHCARE SERVICES, INC., a Kentucky corporation


                              By:   ____________________________________
                                    C. Steven Guenthner, Secretary and
                                    Treasurer

                              "Agent" and "Lenders"

                              BANK ONE, KENTUCKY, NA, as Agent and for
                               itself as a Lender


                              By:   ____________________________________
                                    Robert E. Miles, First Vice President

                                PROMISSORY NOTE
                                ---------------
                          (Revolving Credit - BOK Note)


$22,500,000.00                                                    May 30, 2001


            FOR VALUE RECEIVED, [i] ALMOST FAMILY, INC. , a Delaware corporation formerly known as Caretenders Health Corp. ("AFI"), and [ii] the undersigned Subsidiaries of AFI (AFI and each of the undersigned Subsidiaries of AFI are referred to hereinafter each individually as a "Maker" and collectively as the "Makers"), each hereby jointly and severally promises to pay to the order of BANK ONE, KENTUCKY, NA, a national banking association (the "Payee"), on or before the Termination Date (as defined in the Loan Agreement defined below), the lesser of (x) the principal amount of Twenty-two Million Five Hundred Thousand and No/100 Dollars ($22,500,000.00), or (y) the unpaid aggregate principal amount of Revolving Loans made by the Payee to the Makers pursuant to the Loan Agreement referred to below.

            The Makers also each jointly and severally promise to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Loan and Security Agreement dated as of August 3, 1999, as amended (collectively, together with all future amendments, restatements, supplements and modifications thereto from time to time, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned to those terms in the Loan Agreement), entered into by and among [i] the Makers, [ii] the financial institution(s) listed on the signature pages thereof, and their respective successors and Eligible Assignees (each individually a "Lender" and collectively "Lenders") and [iii] Bank One, Kentucky, NA, a national banking association, for itself as a Lender ("BOK") and as Agent ("Agent") under the Loan Agreement.

            This Note is one of the "Revolving Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were or are made and are to be repaid. The Note evidences indebtedness formerly evidenced by, but is not a novation of, the Promissory Note (Revolving Credit - BOK Note) dated as of August 3, 1999 and made by certain of Makers to the order of Lender in face principal amount of $20,000,000 (the "Prior Note"), and this Note shall be entitled to all of the benefits of the Collateral that secured the Prior Note, and in the same relative priority, to the maximum extent permitted by law.

            All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Agent located at 416 West Jefferson Street, Louisville, Kentucky, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Makers and the Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Makers and the Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agree that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of each of the Makers hereunder with respect to payments of principal or interest on this Note.

            Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; provided, however, that if the day on which any payment relating to a LIBOR Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

            This Note is subject to prepayment at the option of the Makers, as well as certain mandatory prepayments, all as provided in Section 2.4 of the Loan Agreement.

            This Note is subject to restriction on transfer or assignment as provided in the Loan Agreement.

            THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

            The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

            No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of each of the Makers, which are absolute, unconditional, joint and several, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

            Each of the Makers jointly and severally promises to pay all reasonable costs and expenses of Agent and Lenders, including reasonable fees and expenses of counsel, as provided in the Loan Agreement. Each of the Makers hereby consents to all renewals and extensions of time at or after the maturity hereof, without notice, and each Maker hereby jointly and severally waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

            IN WITNESS WHEREOF, the Makers have caused this Note to be executed and delivered by their respective duly authorized officers, as of the day and year and the place first above written.

                                    (the "Makers")

                              ALMOST  FAMILY,   INC.,  a  Delaware   corporation
                              formerly known as Caretenders Health Corp.


                               By:________________________________________
                                   C. Steven Guenthner, Senior Vice President
                                   and CFO

                             ADULT DAY CARE OF AMERICA, INC., a Delaware corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             ADULT DAY CARE OF LOUISVILLE, INC., a
                             Kentucky corporation


                             By:   ____________________________________
                                   C. Steven Guenthner, Secretary and
                                   Treasurer


                             ADULT  DAY  CARE OF  MARYLAND,  INC.,  a  Maryland
                            corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer


                             ADULT DAY CLUBS OF AMERICA JOINT VENTURE LTD., a Delaware corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS     VISITING    SERVICES    EMPLOYMENT
                             COMPANY, INC., a Kentucky corporation formerly known as Caretenders HME of Florida, Inc.


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS HME OF KENTUCKY, INC.,
                             a Kentucky corporation


                             By:____________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS    HOMECARE,    INC..,    a   Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS    INFUSION    CORP.,    a    Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS  INFUSION  OF  BIRMINGHAM,   INC.,  an
                             Alabama corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS  OF   BIRMINGHAM,   INC.,  an  Alabama
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS   OF   BOSTON,    INC.,   a   Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS   OF   CHARLOTTE,   INC.,  a  Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS  OF   CINCINNATI,   INC.,  a  Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS   OF   CLEVELAND,   INC.,  a  Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS   OF   COLUMBUS,   INC.,   a  Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS OF ELIZABETHTOWN, INC., a Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS OF EVANSVILLE, INC., a
                             Kentucky corporation


                             By:____________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS   OF   FORT   LAUDERDALE,    INC.,   a
                             Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS   OF   INDIANA,   INC.,   an   Indiana
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS OF INDIANAPOLIS, INC., a Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS  OF   LOUISVILLE,   INC.,  a  Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS OF MARSHALL COUNTY, INC., an Alabama corporation


                             By:____________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS OF MASSACHUSETTS, INC.,
                             a Kentucky corporation


                             By:____________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS OF NEW JERSEY, INC., a
                             Kentucky corporation


                             By:____________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS   OF  NORTHERN   KENTUCKY,   INC.,   a
                             Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS   OF   RICHMOND,   INC.,   a  Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS   OF   SOUTHWEST   FLORIDA,   INC.,  a
                             Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS  OF THE  BLUEGRASS,  INC.,  a Kentucky
                            corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS OF WEST PALM BEACH, INC., a Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS VISITING SERVICES OF
                             CENTRAL INDIANA, INC.,  a Kentucky
                             corporation


                             By:____________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS   VISITING   SERVICES  OF  CINCINNATI,
                             INC., a Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS VISITING SERVICES OF COLUMBUS, INC., a Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS VISITING SERVICES OF
                             SOUTH   CENTRAL   INDIANA,    INC.,   a   Kentucky
                             corporation


                             By:____________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS VISITING SERVICES OF NORTH CENTRAL INDIANA, INC., a Kentucky corporation


                             By:____________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS VISITING SERVICES OF RICHMOND, INC., a Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer


                             CARETENDERS   VISITING   SERVICES   OF   SOUTHEAST
                             FLORIDA, INC., a Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             CARETENDERS   VISITING   SERVICES   OF   SOUTHWEST
                             FLORIDA, INC., a Kentucky  corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             FREELIFE  MEDICAL  EQUIPMENT,   INC.,  an  Alabama
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             HHJC HOLDINGS, INC., an Alabama corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             HOME HEALTH OF JEFFERSON  COUNTY,  INC., a Georgia
                            corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             HOUSECALLS, INC., a Delaware corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             HOUSE   CALLS  OF   AMERICA,   INC.,   a  Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             METRO HOME CARE, INC., a Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             NATIONAL  HEALTH  INDUSTRIES,   INC.,  a  Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             NATIONAL ORTHOPEDIC &
                             REHABILITATION SERVICES, INC.,
                             an Alabama corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             PHYSICIAN    AFFILIATES,    INC.,    a    Kentucky
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             PRO-CARE HOME HEALTH OF BROWARD, INC., a Florida corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             RELIABLE   HOME   HEALTH   CARE,   INC.,   a  Ohio
                             corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer

                             SPECIAL HEALTHCARE SERVICES, INC., a Kentucky corporation


                             By:________________________________________
                                C. Steven Guenthner, Secretary and
                                Treasurer




Attachments

--  Interest Rate Margin Schedule (ss.2.2)
--  Reporting Rider (ss.5.6)
--  Financial Covenants Rider (Article 6)
--  Compliance Certificate Schedule (ss.11.1)

[These documents to be be furnished to the Securities and Exchange Commission upon request]